UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2021

EJF ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40113	98-1574021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2107 Wilson Boulevard, Suite 410

Arlington, Virginia 22201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +(703) 879-3292

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	EJFAU	The Nasdaq Stock Market LLC
Class A ordinary shares	EFJA	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EJFAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

Merger Agreement

On September 15, 2021, EJF Acquisition Corp., a Cayman Islands exempted company (“EJFA”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pagaya Technologies Ltd., a company organized under the laws of Israel (“Pagaya”), and Rigel Merger Sub Inc., a Cayman Islands exempted company and a direct, wholly-owned subsidiary of Pagaya (“Merger Sub”).

Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will merge with and into EJFA (the “Merger”), with EJFA continuing as the surviving company after the Merger (the “Surviving Company”). As a result of the Merger and the other transactions contemplated by the Merger Agreement (the “Transactions” or the “Business Combination”), EJFA will become a direct, wholly-owned subsidiary of Pagaya. The Merger Agreement and the Transactions were unanimously approved by the boards of directors of each of EJFA and Pagaya.

Immediately prior to the effective time of the Merger (the “Effective Time”), (i) each preferred share, with no par value, of Pagaya (each, a “Pagaya Preferred Share”) will be converted into ordinary shares, with no par value, of Pagaya (each, a “Pagaya Ordinary Share”) in accordance with Pagaya’s organizational documents (the “Conversion”), (ii) immediately following such conversion but prior to the Effective Time, Pagaya will adopt an amended and restated articles of association of Pagaya and (iii) immediately following such adoption but prior to the Effective Time, Pagaya will effect a stock split of each Pagaya Ordinary Share and each Pagaya Ordinary Share underlying any outstanding options to acquire Pagaya Ordinary Shares, whether vested or unvested, into such number of Pagaya Ordinary Shares calculated in accordance with the terms of the Merger Agreement such that each Pagaya Ordinary Share will have a value of $10.00 per share after giving effect to such stock split (the “Stock Split”), with the three founders of Pagaya (in their capacity as shareholders of Pagaya, the “Founders”) each receiving Class B ordinary Shares of Pagaya, without par value, which will carry voting rights in the form of ten (10) votes per share of Pagaya, and the other shareholders of Pagaya receiving Class A ordinary shares (“Class A Pagaya Ordinary Shares”), without par value, which will be economically equivalent to the Class B ordinary shares and will carry voting rights in the form of one (1) vote per share of Pagaya, in accordance with Pagaya’s organizational documents (the “Reclassification” and, together with the Conversion and the Stock Split, the “Capital Restructuring”).

Pursuant to the Merger Agreement, each (i) Class B ordinary share, par value $0.0001 per share, of EJFA (“EJFA Class B Shares”) issued and outstanding immediately prior to the Effective Time other than all shares of EJFA held by EJFA, Merger Sub or Pagaya or any of its subsidiaries at that time (such shares, the “Excluded Shares”), at the Effective Time and as a result of the Merger and upon the terms and subject to the conditions set forth in the Merger Agreement, will no longer be outstanding and will be converted into the right of the holder thereof to receive one Class A Pagaya Ordinary Share after giving effect to the Capital Restructuring, (ii) Class A ordinary share, par value $0.0001 per share, of EJFA (“EJFA Class A Shares”) issued and outstanding immediately prior to the Effective Time other than Excluded Shares, at the Effective Time and as a result of the Merger and upon the terms and subject to the conditions set forth in the Merger Agreement, will no longer be outstanding and will be converted into the right of the holder thereof to receive one Class A Pagaya Ordinary Share after giving effect to the Capital Restructuring and (iii) issued and outstanding warrant of EJFA sold to the public and to EJFA’s sponsors in a private placement in connection with EJFA’s initial public offering (“EJFA Warrants”) will automatically and irrevocably be assumed by Pagaya and converted into a corresponding warrant for Pagaya Ordinary Shares (“Pagaya Warrants”) exercisable for Pagaya Ordinary Shares. Immediately prior to the Effective Time, the EJFA Class A Shares and the public EJFA Warrants comprising each issued and outstanding EJFA unit, consisting of one (1) EJFA Class A Share and one-third (1/3rd) of one (1) public EJFA Warrant, will be automatically separated and the holder thereof will be deemed to hold one (1) EJFA Class A Share and one-third (1/3rd) of one (1) public EJFA Warrant. No fractional public EJFA Warrants will be issued in connection with such separation such that if a holder of such EJFA units would be entitled to receive a fractional public EJFA warrant upon such separation, the number of public EJFA warrants to be issued to such holder upon such separation will be rounded down to the nearest whole number of public EJFA Warrants.

The Transactions are targeted to be consummated in the second quarter of 2022, after receipt of the required approval by the shareholders of Pagaya (the “Pagaya Shareholder Approval”), and the required approval by the shareholders of EJFA (the “EJFA Shareholder Approval”) and the fulfillment of certain other conditions set forth in the Merger Agreement.

Representations and Warranties

The Merger Agreement contains representations and warranties of Pagaya and its subsidiaries, including Merger Sub, relating, among other things, to proper organization and qualification; Pagaya’s subsidiaries; capitalization; the authorization, performance and enforceability against Pagaya of the Merger Agreement; absence of conflicts; governmental consents and filings; compliance with laws and possession of requisite governmental permits, approvals and orders; financial statements; absence of undisclosed liabilities; absence of certain changes; litigation; employee benefits; labor relations; real and tangible property; tax matters; environmental matters; governmental grants and benefits; intellectual property; privacy and data security; material contracts and commitments; insurance; transactions with affiliates; supplied information; anti-bribery and anti-corruption; anti-money laundering; international trade and sanctions; investment adviser matters; broker’s fees; board approval and the requisite shareholder approval; foreign private issuer status; emerging growth company status; and status under the Investment Company Act of 1940, as amended.

The Merger Agreement contains representations and warranties of EJFA, relating, among other things, to proper organization and qualification; capitalization; the authorization, performance and enforceability against EJFA of the Merger Agreement; absence of conflicts; compliance with laws and possession of requisite governmental permits, approvals and orders; reports filed with the Securities and Exchange Commission (“SEC”), financial statements, and compliance with the Sarbanes-Oxley Act; absence of certain changes; litigation; business activities; material contracts; the Nasdaq Capital Market (“NASDAQ”) listing; EJFA’s trust account; tax matters; supplied information; employee benefits; board approval and the requisite shareholder approval; insurance; intellectual property; title to assets; financing; transactions with affiliates; broker’s fees; residency; and EJFA working capital notes.

The representations and warranties made in the Merger Agreement will not survive the consummation of the Merger.

Incentive Equity Plan

The Merger Agreement provides that prior to the effective time of the Merger, Pagaya will adopt an Incentive Equity Plan (the “Plan”), to hire and incentivize its and its subsidiaries’ directors, individual independent contractors, managers, executives and other employees following the effective time of the Merger. The number of Pagaya Ordinary Shares to be reserved for issuance under the Plan will be equal to (i) 10% of the total outstanding number of Pagaya Ordinary Shares as of immediately after the effective time of the Merger, calculated on a fully-diluted basis including all equity awards, warrants and other convertible securities outstanding as of such time, plus, (ii) prior to the tenth anniversary of the effective date of the Plan, an annual increase equal to the lesser of 5% of the total number of Pagaya Ordinary Shares outstanding and the number of Pagaya Ordinary Shares determined for such purpose by the board of directors of Pagaya.

The foregoing description of the Incentive Equity Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of the Incentive Equity Plan, a form of which is attached as Exhibit C to the Merger Agreement.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to efforts to satisfy conditions to the consummation of the Transactions. The Merger Agreement also contains additional covenants of the parties, including, among others, a covenant providing for EJFA and Pagaya to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Merger (the “Registration Statement”), covenants requiring EJFA and Pagaya to establish a record date for, duly call and give notice of, convene and hold an extraordinary general meeting of EJFA’s shareholders and a special meeting of Pagaya’s shareholders, respectively, as promptly as practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), covenants requiring the board of directors of EJFA and the board of directors of Pagaya to recommend to the shareholders of EJFA or Pagaya, as applicable, the adoption and approval of the EJFA or Pagaya transaction proposals contemplated by the Merger Agreement and covenants prohibiting EJFA and Pagaya from, among other things, directly or indirectly soliciting, initiating, entering into or continuing discussions, negotiations or transactions with, or encouraging or responding to any inquiries or proposals by, or providing any information to, any person concerning, any alternative business combination. The boards of directors of each of EJFA and Pagaya would be entitled to change their recommendation to their respective shareholders prior to receipt of approval of the transaction proposals by the EJFA or Pagaya shareholders, as applicable, if the applicable board of directors is required to do so in order to comply with their fiduciary under Cayman Islands law (in the case of EJFA) or Israeli law (in the case of Pagaya).

Conditions to Closing

The consummation of the Transactions is conditioned upon, among other things:

•	receipt of the Pagaya Shareholder Approval and the EJFA Shareholder Approval;

•

EJFA having at least $5,000,001 of net tangible assets upon the closing of the Transactions (the “Closing”), immediately after giving effect to any redemption of SPAC Class A Shares by the shareholders of EJFA (the “EJFA Shareholder Redemption”);

•	the absence of any injunction or other order of any governmental authority of competent jurisdiction prohibiting, enjoining or making illegal the consummation of the Transactions;

•

effectiveness of the Registration Statement in accordance with the provisions of the Securities Act, the absence of any stop order issued by the SEC, and the absence of any proceeding seeking such a stop order having been threatened or initiated by the SEC;

•

the approval for listing of the Class A Pagaya Ordinary Shares issuable to EJFA shareholders as consideration for the Merger and Pagaya Warrants to be issued in connection with the Closing upon the Closing on the NASDAQ (or any other public stock market or exchange in the United States as may be agreed by Pagaya and EJFA), subject only to official notice of issuance thereof; and

•	the expiration or termination of any waiting period or periods applicable to the Transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The obligations of Pagaya and Merger Sub to consummate the Transactions are also conditioned upon, among other things:

•	the accuracy of the representations and warranties of EJFA (subject to certain materiality standards set forth in the Merger Agreement);

•	material compliance by EJFA with its pre-closing covenants;

•

the absence of any change, event, state of facts, development or occurrence since the date of the Merger Agreement that, individually or in the aggregate with all other changes, events, states of facts, developments or occurrences, has had or would reasonably be expected to have a material adverse effect with respect to EJFA; and

•

the funds contained in EJFA’s trust account (after giving effect to the EJFA Shareholder Redemption), together with the aggregate amount of proceeds from the purchase of Class A Pagaya Ordinary Shares by the PIPE Investor (as defined below) and any other investors executing subscription agreements with Pagaya for the purchase of Class A Pagaya Ordinary Shares at the Closing, equaling or exceeding $200,000,000.

The obligations of EJFA to consummate the Transactions are also conditioned upon, among other things:

•	the accuracy of the representations and warranties of Pagaya (subject to certain materiality standards set forth in the Merger Agreement);

•	material compliance by Pagaya with its pre-closing covenants; and

•

the absence of any change, event, state of facts, development or occurrence since the date of the Merger Agreement that, individually or in the aggregate with all other changes, events, states of facts, developments or occurrences, has had or would reasonably be expected to have a material adverse effect with respect to Pagaya.

Governance

After the consummation of the Transactions, (i) the current officers of Pagaya will remain officers of Pagaya, (ii) the board of directors of Pagaya will be divided into three (3) classes, designated as Class I, II and III, (iii) one (1) person designed by EJFA will be elected and appointed as a director of the board of directors of Pagaya, and (iv) the Founders of Pagaya will be elected and appointed as directors of Class III of the board of directors of Pagaya.

Termination

The Merger Agreement may be terminated:

•	by mutual written consent of EJFA and Pagaya;

•	by either EJFA or Pagaya if the closing of the Transactions has not occurred by July 15, 2022 (the “Outside Date”), except that the right to so terminate the Merger Agreement will not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of Closing to occur on or before such date and such action or failure to act constitutes a breach of the Merger Agreement;

•

by either EJFA or Pagaya if a governmental entity has issued any final non-appealable order or decree, or any applicable requirement of law is in effect, in any case having the effect of making the Transactions illegal or permanently prohibiting the Transactions, including the Merger;

•	by Pagaya if EJFA has breached any of its covenants or representations and warranties and has not cured such breach within the time periods provided for in the Merger Agreement;

•	by EJFA if Pagaya has breached any of its covenants or representations and warranties and has not cured such breach within the time periods provided for in the Merger Agreement;

•

by either EJFA or Pagaya, if, at the EJFA extraordinary general shareholder meeting held to approve the Transactions (including any adjournments or postponements thereof), the Merger Agreement, the Merger, and the other EJFA transaction proposals contemplated by the Merger Agreement are not duly adopted by EJFA’s shareholders by the requisite vote under applicable legal requirements and EJFA’s organizational documents;

•

by either EJFA or Pagaya, if, at the special meeting of Pagaya’s shareholders held to approve the Transactions (including any adjournments thereof), the Merger Agreement, the Merger, and the other Pagaya transaction proposals contemplated by the Merger Agreement are not duly adopted by Pagaya’s shareholders by the requisite vote under applicable legal requirements and Pagaya’s organizational documents; or

•

by EJFA, if Pagaya has not delivered to EJFA the PCAOB compliant audited financial statements of the Company for the fiscal years ending December 31, 2020 and December 31, 2019 by 90 days following the date of the Merger Agreement, or, in the case that such financials for the fiscal year ending December 31, 2021 are required to be included in the Registration Statement, such 2021 PCAOB compliant audited financial statements by April 30, 2022.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1, and the foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in EJFA’s public disclosures.

Registration Rights Agreement

Concurrently with the Closing of the Business Combination, each of Pagaya, EJFA and certain of Pagaya’s shareholders shall enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), to be effective as of the Effective Time, pursuant to which Pagaya shall agree to file a registration statement within thirty (30) calendar days of the Closing to register the resale of certain registrable securities under the Securities Act. Pagaya also agreed to provide customary “piggyback” registration rights with respect to such registrable securities and, subject to certain circumstances, Pagaya is required to file a resale shelf registration statement to register the resale under the Securities Act of such registrable securities. The Registration Rights Agreement also provides that Pagaya will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their securities of Pagaya or EJFA, and all such prior agreements shall be terminated. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a form of which is attached as Exhibit D to the Merger Agreement.

SPAC Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, Pagaya and the EJFA’s sponsor entered into a SPAC Voting Agreement (the “SPAC Voting Agreement”) pursuant to which the sponsor has (1) agreed, among other things, to (i) appear at EJFA shareholder meetings to establish a quorum for the purpose of approving the EJFA transaction proposals; (ii) execute a written consent in favor of the EJFA transaction proposals; (iii) vote any EJFA securities entitled to vote (collectively, the “EJFA Voting Shares”) in favor of the EJFA transaction proposals, including the approval of the Merger and the other Transactions; and (iv) vote all EJFA Voting Shares against (A) any other business combination transaction with EJFA or any other action or agreement that would reasonably be expected to (1) frustrate the purposes of the Transactions (including consummation thereof) or adversely affect the Transactions, (2) result in a breach any covenant, representation, or warranty of EJFA under the Merger Agreement or cause any of the conditions to Closing set forth in the Merger Agreement not to be fulfilled, or (3) result in a breach any covenant, representation, or warranty of the sponsor under the SPAC Voting Agreement; and (B) any merger agreement or merger, combination, or sale of substantial assets other than the Merger.

The foregoing description of the SPAC Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the SPAC Voting Agreement, a form of which is attached as Exhibit A to the Merger Agreement.

Company Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, EJFA, Pagaya and certain of Pagaya’s shareholders entered into a Company Voting Agreement (“Company Voting Agreement”), pursuant to which each of those Pagaya shareholders have agreed, among other things, to (i) appear at a Pagaya shareholder meeting to establish a quorum for the purpose of approving the Pagaya transaction proposals; (ii) execute a written consent in favor of the Pagaya transaction proposals; (iii) vote all Pagaya securities entitled to vote (collectively, the “Pagaya Voting Shares”) in favor of the Pagaya transaction proposals, including the approval of the Merger and the other Transactions; and (iv) vote all Pagaya Voting Shares against (A) any other business combination transaction with Pagaya or any other action or agreement that would reasonably be expected to (1) frustrate the purposes of the Transactions (including consummation thereof) or adversely affect the Transactions, (2) result in a breach any covenant, representation, or warranty of Pagaya under the Merger Agreement or cause any of the conditions to Closing set forth in the Merger Agreement not to be fulfilled, or (3) result in a breach any covenant, representation, or warranty of Pagaya’s shareholders under the Company Voting Agreement; and (B) any merger agreement or merger, combination, or sale of substantial assets other than the Merger.

The foregoing description of the Company Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Voting Agreement, a form of which is attached as Exhibit B to the Merger Agreement.

Subscription Agreement

Concurrently with the execution of the Merger Agreement, Pagaya and EJF Debt Opportunities Master Fund, LP, an affiliate of EJFA (the “PIPE Investor”), have entered into a subscription agreement (the “Subscription Agreement”) pursuant to which the PIPE Investor has committed to purchase $200,000,000 of Pagaya’s Class A Ordinary Shares (the “PIPE Shares”) from Pagaya at a price per share of $10.00 (the “PIPE Investment”). The price per share to be paid by the PIPE Investor pursuant to the Subscription Agreement assumes that Pagaya has effected the Corporate Restructuring, including the Stock Split. The closing of the PIPE Investment is conditioned upon, among other things, the consummation of the Transaction. The Subscription Agreement will terminate upon the earliest to occur of (a) such date and time as the Merger Agreement is terminated in accordance with its terms, (b) the mutual written agreement of each of the parties to the Subscription Agreement, (c) if the closing conditions set forth in the Subscription Agreement are not satisfied, or are not capable of being satisfied, on or prior to the Closing and (d) July 15, 2022 (the “Outside Date”), subject to automatic extension once for three months if certain conditions in the Merger Agreement have been satisfied or waived at the Outside Date. Pagaya agreed to file a registration statement registering the resale of the PIPE Shares within thirty (30) days after consummation of the Transactions. A copy of the form of the Subscription Agreement is attached hereto as Exhibit 10.1 and the foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference thereto.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Pagaya intends to file with the SEC the Registration Statement which will include a proxy statement/prospectus and certain other related documents, which will include both the proxy statement to be distributed to holders of Class A ordinary shares of EJFA in connection with EJFA’s solicitation of proxies for the vote by EJFA’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Pagaya to be issued in the Business Combination. EJFA’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about Pagaya, EJFA and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of EJFA as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Shareholders of EJFA will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that may be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: EJF Acquisition Corp. at 2107 Wilson Boulevard, Suite 410, Arlington, Virginia 22201 or at (703) 879-3292.

Participants in the Solicitation

EJFA and its directors and executive officers may be deemed participants in the solicitation of proxies from EJFA’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in EJFA is contained in EJFA’s registration statement on Form S-1, which was filed with the SEC on February 18, 2021 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to EJF Acquisition Corp. at 2107 Wilson Boulevard, Suite 410, Arlington, Virginia 22201 or at (703) 879-3292. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Pagaya and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of EJFA in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. EJFA’s and Pagaya’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, EJFA’s and Pagaya’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside EJFA’s and Pagaya’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of legal proceedings that may be instituted against EJFA and Pagaya; (3) the inability to complete the Business Combination, including due to failure to obtain the requisite approval of shareholders or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain or maintain the listing of the ordinary shares of the post-acquisition company on Nasdaq following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Pagaya or the combined company may be adversely affected by other economic, business, competitive and/or factors such as the COVID-19 pandemic; and (11) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in EJFA’s other filings with the SEC. EJFA cautions that the foregoing list of factors is not exclusive. EJFA cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. EJFA does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Merger Agreement, dated September 15, 2021[1]

10.1	Subscription Agreement, dated September 15, 2021[2]

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

[1]

Schedules and certain portions of the exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. EJFA agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

[2]

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. EJFA agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EJF ACQUISITION CORP.

By:	/s/ Kevin Stein
	Name:	Kevin Stein
	Title:	Chief Executive Officer

Date: September 15, 2021